UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 15, 2011
RXi PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Prescott Street
Worcester, Massachusetts 01605

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Annual Meeting of Stockholders
     The Annual Meeting of stockholders of RXi Pharmaceuticals Corporation (“we,” “us,” “our” or the “Company”) was held on July 15, 2011. We filed our definitive proxy statement in connection with the Annual Meeting with the Securities and Exchange Commission on May 31, 2011 (which can be viewed at: www.sec.gov).
     Our stockholders acted upon the following proposals at the Annual Meeting:
•	Proposal I: a proposal to re-elect Richard Chin, M.D. and Rudolph Nisi, M.D. to our board of directors to serve as Class I Directors until the 2014 Annual Meeting of stockholders;

•	Proposal II: a proposal to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

•	Proposal III: a proposal to approve an amendment to our Amended and Restated 2007 Incentive Plan to increase the number of shares of common stock under the Amended and Restated 2007 Incentive Plan by 2,000,000 shares, to a total of 8,750,000 shares; and

•	Proposal IV: a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 125,000,000 shares.
Voting Results
     Proposal I: the results with respect to the election of Class I Directors were as follows:

Name of Director	“FOR” votes	“WITHHELD” votes
Richard Chin, M.D.	14,015,121	552,597
Rudolph Nisi, M.D.	14,046,089	521,529
     In addition, there were 17,150,591 broker non-votes in connection with this proposal.
     Proposal II: the ratification of BDO USA, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2011, was approved with 31,265,287 “FOR” votes, 253,939 “AGAINST” votes and 199,083 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.
     Proposal III: the approval of an amendment to our Amended and Restated 2007 Incentive Plan to increase the number of shares of common stock under the Amended and Restated 2007 Incentive Plan by 2,000,000 shares, to a total of 8,750,000 shares, was approved with 12,844,415 “FOR” votes, 1,607,331 “AGAINST” votes and 115,972 “ABSTAIN” votes. In addition, there were 17,150,591 broker non-votes in connection with this proposal.
     Proposal IV: the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 125,000,000 shares, was approved with 30,336,260 “FOR” votes, 1,110,380 “AGAINST” votes and 271,669 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: July 19, 2011	By:	/s/ Mark J. Ahn
Mark J. Ahn
President and Chief Executive Officer

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